NIAGARA MOHAWK
                                POWER CORPORATION

                       IPP MASTER RESTRUCTURING AGREEMENT

FORWARD LOOKING STATEMENTS

      This presentation contains certain forward looking statements with respect to the financial condition, results of operations and business of Niagara Mohawk Power Corporation, including statements relating to (a) energy cost savings that will be realized by consummation of the Master Restructuring Agreement including, by implication, market prices for energy; (b) the impact of the transaction on cash flow; and (c) management plans and objectives for the Company's future operations. These forward looking statements involve certain risks and uncertainties. Factors that may cause actual results to differ materially from those contemplated by such forward looking statements include, among others, the following possibilities: (1) failure of some independent power producers to consummate the proposed transaction; (2) changes in market prices for electric energy; (3) changes in financing costs; (4) federal income tax treatment of the transaction; (5) changes in capital expenditures; (6) general economic conditions, either nationally or in New York state, are less favorable than expected; (7) regulatory treatment of the transaction, including a prudence determination, establishing appropriate price levels, authorizing regulatory assets and stranded cost recovery; or (8) legislative or regulatory changes adversely affect the business in which the Company would be engaged.

INTRODUCTION

o October 1995 - POWERCHOICE proposal put focus on mandated payments to IPPs. Contracts need to be dramatically restructured, or NM will require substantial rate increases to cover rising annual IPP obligations

o August 1996 - NM proposes to buy out 44 contracts from 19 developers representing about 90% of above-market IPP costs

o March 1997 - NM reaches Agreement-in-Principle with 19 developers to terminate or restructure 44 contracts

o July 1997 - NM signs Master Restructuring Agreement (MRA) with 16 developers to terminate or restructure 29 contracts

SUMMARY OF AGREEMENT

o Master Restructuring Agreement with 16 developers representing 29 IPP contracts

      o     improves NM's cash flow and financial position

      o     addresses over 80% of above-market IPP costs

      o will pursue separate settlements with 3 developers representing 15 hydro contracts

            o     the agreement-in-principle with these developers was comprised solely of restructured contracts

            o their departure from the MRA does not change the amount of cash and stock in the agreement

o     29 IPP contracts terminated or restructured in exchange for:

      o     $3.6 billion cash

      o     Up to $3.2 billion raised through sale of NM senior unsecured debt

      o     Balance from cash on hand and tax refund

      o     46 million shares of NM common stock

            o     25% of pro forma shares outstanding

      o     New electric contracts

            o     financial and physical contracts

            o     shorter terms

            o     more market-drive pricing

            o provide price hedge to deliver near-term price certainty and to manage regulatory risk

CORPORATE GOVERNANCE

o     Shareholder Agreement

      o any IPP that holds more than 2% of NM stock will enter into Shareholder Agreement

      o     5-year standstill restrictions

o     Board Representation

      o     NM will fill two recently vacated seats on its Board of Directors

            o NM will select 2 individuals from a list of 10 candidates mutually agreed to by the IPPs and NM

CONDITIONS TO CONSUMMATION

o Each party has the right to withdraw from the agreement based on a broad set of conditions:

      o     anticipated economic outcome must be reasonably achieved

      o     required regulatory approvals must be obtained

            o     Stranded cost recovery is critical

      o     third party consents, releases and waivers must be obtained

      o If not yet consummated, agreement will expire on April 1, 1998 unless extended by mutual agreement of the parties

            o provides all parties with sufficient time to satisfy conditions

KEY OBJECTIVES ACHIEVED

o     Preserves Shareholder Value

      o replaces problematic long-term IPP contracts with a manageable obligation which amortizes over 7-8 yrs

            o     permanent solution for the majority of above-market IPP costs

            o     once debt is paid down, IPP problem will be resolved

      o stabilizes annual cash flow by eliminating escalating IPP payments in existing contracts

      o     allows management to focus on the core business

o     Protects creditors

      o     terms of first mortgage bonds unchanged

      o     provides funds to satisfy IPP contract claims

o     Provides price reductions for all major classes of customers

      o     final levels subject to approval by the PSC

o Restructured contracts facilitate transition to competitive generation market

      o over 1000 MW of purchased capacity will be terminated and replaced with market purchases


      o this represents over 50% of the capacity associated with the 29 IPP contracts

FINANCIAL IMPLICATIONS

o     Cash Flow

      o     results in annual energy cost savings of approximately $600 million

      o the additional cash flow will allow the new debt to be retired on an aggressive basis over the next 7 to 8 years

                        Pro Forma IPP Cash Flow Savings
                                  ($ millions)


FOR THE YEAR ENDED DECEMBER 31,        1997     1998     1999     2000     2001    2002     2003     2004     2005    2006     2007

Existing IPP Payments (1)                      1,186    1,227    1,250    1,319   1,348    1,388    1,434    1,459   1,473    1,366

Equivalent Energy Payment
  Post-Restructuring (1)                         601      621      625      670     681      761      888      925     948      930
                                      ---------------------------------------------------------------------------------------------

ENERGY COST SAVINGS                              585      606      625      649     667      627      546      534     525      436
                                      =============================================================================================

Less New Financing Costs (2)
  Interest Expense                               272      245      218      190     163      136      109       82      54       27
  Amortization of Principal                      320      320      320      320     320      320      320      320     320      320
                                      ---------------------------------------------------------------------------------------------
  Total New Financing Costs                      592      565      538      510     483      456      429      402     374      347

NET CASH FLOW AVAILABLE                           (7)      41       87      139     184      171      117      132     151       89

Cash on Balance Sheet (3)                         (7)      34      121      260     444      615      732      864   1,015    1,104
Unsecured Notes                       3,200    2,880    2,560    2,240    1,920   1,600    1,280      960      640     320       -


Notes:

(1)      Based on Company's forecast of IPP generation and future market prices
(2)      Assumes the new debt will have an average cost of 8.5% and will be amortized over ten years for illustrative purposes only
(3)      Does not reflect the Company's opening cash balance, nor the cash flow generated by the underlying business


o NM is seeking approval to record a regulatory asset for the IPP buyout and amortize the asset over a ten-year period

      o the non-cash amortization of the regulatory asset will reduce reported book earnings by approximately $250 million per year, but will have no impact on cash flow

o     Pro forma valuation

      o NM believes that as the electric utility industry transitions to competition, cash flow valuation parameters will becomes more relevant

      o NM reported earnings will be depressed by the non-cash amortization of the regulatory asset and the interest costs associated with additional leverage

            o earnings will become less meaningful and less predictable making cash flow a better valuation metric

            o given the recurring non-cash charges resulting from the agreement (amortization of the regulatory asset), NM believes the best way to measure its value is by using cash flow-EBITDA (Earnings Before Interest, Taxes, Depreciation and Amortization)

                           PRO FORMA EBITDA/CASH FLOW
                                  ($ millions)


                                   ACTUAL      Pro Forma     Pro Forma        %
                              -------------------------------------------------

Operating Revenues                 $3,991                    $3,991(6)

  IPP Payments                      1,089       (585)(1)        504        -54%

  Other Operating Expenses          2,050                     2,050
                              -------------  ------------  -----------  -------
EBITDA                                852        585          1,437         69%

  Less: Cash Interest
  Expense                             286        272(2)         558         95%
  Less: Cash Fit                       96        (77)(3)         19        -80%
  Less: Capital
  Expenditures                        297                       297
  Less: Preferred Stock
  Dividends                            38                        38
  Plus: Other Non-Cash
  Items                                23                        23
                              -------------  ------------  -----------  -------
CASH FLOW AVAILABLE FOR
DEBT REPAYMENT                        158        390             548       247%

Cash Balance                          325        115(4)          440
Debt                                3,526      3,200(5)        6,726
Preferred Stock                       527                        527

NOTES:

(1) Energy cost savings resulting from IPP contract restructuring, reflecting reduced IPP payments net of new market purchases
(2) Interest costs associated with $3.2 billion of debt at an assumed interest rate of 8.5%
(3)      Lower FIT expense resulting from IPP agreement
(4) Increase in cash net of: cash paid to IPPs, decrease in energy costs, lower FIT, higher interest costs, debt insurance costs, and tax refund related to the net operating loss carryback
(5)      Reflects the issuance of $3.2 billion of unsecured debt
(6) Operating revenues do not reflect anticipated retail customer price reductions

                          PRO FORMA FINANCIAL VALUATION

                                  ($ Millions)


                                       Actual
EBITDA Based Valuation                  1996           Pro Forma 1996
----------------------                 ------        ---------------------

Current NMK Stock Price                $8.50

NMK Shares Outstanding (millions)      144.4                190.4
                                       -----                -----

NMK Equity Market Capitalization       1,227

First Mortgage Bonds and Other         3,201                3,086
Unsecured Notes                           -                 3,200
Preferred Stock                          527                  527
                                       -----                -----
  Net Debt and Preferred Stock         3,728                6,813
                                       -----                -----

Enterprise Value                       4,955

EBITDA                                   852                1,437

Enterprise Value / EBITDA (1)             5.8x

NOTE:

(1) Actual 1996 Enterprise Value/EBITDA multiple reflects the current market price of NMK and year end balance sheet data. Comparable companies in the industry trade at an average of 7.0x.

o     Dividend Considerations

      o NM's Board of Directors recognizes the significance of a dividend to its equity investors

      o upon completion of the POWERCHOICE restructuring, the Board will regularly review its dividend policy in light of likely constraints and will take action as appropriate.

RESTRUCTURED CONTRACTS

o     Role of New Contracts

      o replaces existing contracts with a balanced portfolio of new contracts, amended contracts and market purchases

      o     allocates risks between generators and customers

      o provides stability in purchased power costs to support retail price goals

      o     transitions generating assets from regulation to competitive market

o     Types of contracts:

      o     Solid Fuel Contracts

            o      17-year contracts

            o      market-based prices

      o     Indexed Gas Contracts

            o      10-year contracts

            o      energy prices are responsive to gas market prices

            o      includes both financial and physical contract structures

      o     Fixed Price Gas Contracts (Financial Swaps)

            o      7-year contracts starting in 2003

            o      energy prices are fixed, IPPs bear gas price risk

CONTRACT SCHEDULE

                                                        ADDITIONAL FINANCIAL
           COAL AND WASTE                 GAS              CONTRACTS (GAS)
        ---------------------   ----------------------  ----------------------
        QUANTITY     PRICE(1)   QUANTITY      PRICE(2)  QUANTITY      PRICE(1)
 YEAR      GWH        $/MWH        GWH         $/MWH       GWH         $/MWH
-----   --------     --------   --------      --------  --------      --------
    1      353         28.50      4,640         46.40        --         --
    2      353         29.40      4,640         46.79        --         --
    3      353         30.30      4,640         43.86        --         --
    4      353         31.20      4,730         45.92        --         --
    5      353         32.10      4,736         47.22        --         --
    6      353         33.10      4,755         49.59     2,000        54.58
    7      353         34.10      4,765         51.51     3,000        56.51
    8      353         35.10      4,778         53.02     4,000        58.01
    9      353         36.10      4,786         55.49     4,000        60.48
   10      353         37.20      4,798         60.21     4,000        62.30
   11      353         38.30         --          --       8,000        61.99
   12      353         39.50         --          --       8,000        62.06
   13      353         40.70         --          --          --         --
   14      353         41.90         --          --          --         --
   15      353         43.20         --          --          --         --
   16      353         44.50         --          --          --         --
   17      176         45.84         --          --          --         --
   18       --          --           --          --          --         --
   19       --          --           --          --          --         --
   20       --          --           --          --          --         --

---------------

(1)      Fixed price schedule.
(2)      Fixed price schedule for years 1-2 with years 3-10 indexed.

REGULATORY APPROVAL

o Within 2 weeks, NM will file the MRA in the context of a revised POWERCHOICE proposal

o     Several issues are critical to the approval of the MRA:

      o     determination that IPP agreement is prudent

      o     establishment of price levels going forward

      o     authorization to record a regulatory asset for the buyout

      o     establishment of non-bypassable transition cost recovery mechanism

      o authorization to do financing necessary to complete the IPP agreement

o     Will seek to obtain risk protection mechanisms

      o     non-bypassable transition cost recovery

      o     EBITDA coverage floor

      o     force majeure

o     Hope to obtain regulatory approval during the 4th quarter

TIMING OF NEXT STEPS

o     IPPs hope to complete 3rd party negotiations during the 4th quarter

o     Will seek shareholder approvals following receipt of regulatory approval

o     Hope to close transaction by early 1998

CORPORATE BUSINESS STRATEGY

o     Overview

      o IPP settlement repositions the company, providing it with improved cash flow and the resources to rebuild shareholder value

      o IPP settlement gives Niagara Mohawk the opportunity to concentrate on its business and capitalize on its opportunities

ENERGY DELIVERY BUSINESS

Wires and pipes company will be the economic foundation going forward, providing the bulk of the revenue and cash flow and providing a mechanism for recovering stranded costs

o Basic strategy is to provide high quality, low-cost delivery services (high reliability, excellent customer service)

o Two-year re-engineering effort to focus on customer processes and field operations

GENERATION BUSINESS

o     Fossil/Hydro Assets

      o we will explore several options for maximizing shareholder value while minimizing bondholder issues

            o     sale of assets

            o     spin-off into a separate company

            o     retained in a wholly owned subsidiary

      o primary strategy has been to become the low-cost producer of energy, capacity and ancillary services

o     Nuclear Assets

      o     will remain regulated for now

      o strategy is to ensure safe operation while maximizing output and minimizing costs

      o     working on forming a state-wide nuclear operating company - NYNOC

PLUM STREET ENTERPRISES

o     Unregulated subsidiary focused on participation in evolving markets

o Current geographic scope: Northeastern U.S. and Canada with niche opportunities in international markets

o     Primary products and services:

      o     energy marketing and brokering

      o     new technology development and international opportunities

      o     mass market business development and energy services

SUMMARY

o     MRA improves NM's cash flow and financial position

o     Allows NM to focus on core business and complete POWERCHOICE plan

o Energy delivery business will be the economic foundation of the company going forward

o NM recognizes the significance of a common stock dividend to its equity investors